Exhibit 10.2

FOREX INTERNATIONAL TRADING CORP.
3753 Howard Hughes Parkway
Suite 200, Las Vegas, NV 89169

December 30, 2010

Shalom Atia, Director
AP Holdings Limited

Sean Schnapp, CEO
Medirad, Inc.

Tom Schnapp, CEO
Rasel Ltd.

Re:           Forex International Trading Corp.

Gentlemen:

Reference is hereby made to the Share Exchange Agreement dated November 17, 2010 (the “Agreement”) entered by and between Forex International Trading Corp. (“Forex”) and AP Holdings Limited (“APH”).  The parties hereby agree that all closing conditions have been satisfied and that the acquisition by Forex of 17,924 ordinary shares of Triple 8 Limited, a Cyprus company (“T8L”), representing 44.9% of T8L, shall be closed December 30, 2010 effective October 1, 2010, subject to the following:

1.	Acquisition Shares as defined in the Agreement shall mean 25,000,000 shares of common stock of Forex.

2.	Medirad, Inc. and Rasel, Inc. hereby agreed to return an aggregate of 70,000,000 shares of common stock to Forex for cancellation and return to treasury.

Please execute this letter below acknowledging your agreement with the above terms.
Sincerely,

By:	/s/ Darren Dunckel
Name: Darren Dunckel, CEO

AGREED AND ACKNOWLEDGED

AP Holdings Limited

By:/s/ Shalom Atia

Name: Shalom Atia, Director

Medirad, Inc.

By:/s/ Sean Schnapp

 Name: Sean Schnapp, CEO

Rasel Ltd.

By:/s/ Tom Schnapp

 Name: Tom Schnapp, CEO